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                                                                 EXHIBIT 10.4(b)

                      AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is made and entered into as of the 23rd day of December, 1999, by and among INTERLAND, INC., a Georgia corporation (the "Company"), CREST COMMUNICATIONS PARTNERS, L.P., a Delaware limited partnership, CREST ENTREPRENEURS FUND, L.P., a Delaware limited partnership (collectively "Crest"), BOULDER VENTURES III, L.P., a Delaware limited partnership ("Boulder"), MICROSOFT CORPORATION ("Microsoft") and the other investors set forth on the signature page hereto (the "Other Investors"), to amend the terms of that certain Stockholders' Agreement by and among the Company, Crest, Boulder and the Other Investors dated as of December 2, 1999 (the "Agreement").

         WHEREAS, the Agreement was entered into in connection with Crest's and Boulder's acquisition of an aggregate of 9,174,313 shares of the Company's Series A Convertible Participating Preferred Stock, no par value per share (the "Series A Stock");

         WHEREAS, in connection with Microsoft's acquisition of 2,300,000 shares of the Series A Stock, Microsoft desires to be entitled and subject to all of the rights and obligations of the Agreement pari passu with each of Boulder and Crest;

         WHEREAS, the Company, Crest, Boulder and the Other Investors have determined and agreed that it would be in the strategic best interest of the Company to amend the Agreement to include Microsoft as a party to the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:


         1. The Agreement is hereby amended to include Microsoft as a party thereto as one of the Investor Stockholders for all purposes thereunder, except that Microsoft's acquisition of the Series A Stock is in addition to the purchase of 9,174,313 shares of Series A Stock described in the recitals section of the Agreement. As such, Microsoft shall have all of the rights and obligations under and pursuant to the Agreement in exactly the same manner and to the same extent as such rights and obligations are granted to each of the Investor Stockholders.




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                  IN WITNESS WHEREOF, the undersigned individuals and the
respective duly authorized officer or partner, as the case may be, of each of the parties hereto have executed this Amendment as of the day and year first hereinabove set forth.

                                   INTERLAND, INC.


                                   By:        /s/ Ken Kavranovic
                                          -------------------------------------
                                   Name:    Ken Gavranovic
                                   Title:   President and Chief Executive
                                            Officer


                                   THE INVESTOR STOCKHOLDERS

                                   CREST COMMUNICATIONS PARTNERS L.P.


                                   By:      Crest Communications Holdings LLC
                                   Its:     Authorized Representative


                                   By:        /s/ Gregg A. Mockenhaupt
                                          -------------------------------------
                                   Name:    Gregg A. Mockenhaupt
                                   Title:   Managing Director



                                   CREST ENTREPRENEURS FUND L.P.

                                   By:      Crest Communications Holdings LLC
                                   Its:     Authorized Representative


                                   By:         /s/ Gregg A. Mockenhaupt
                                          -------------------------------------
                                   Name:    Gregg A. Mockenhaupt
                                   Title:   Managing Director


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                                    BOULDER VENTURES III, L.P.


                                    By:           /s/ Andrew E. Jones
                                          -------------------------------------
                                    Name:    Andrew E. Jones
                                    Title:   Partner


                                    BANCBOSTON VENTURES INC.


                                    By:         /s/ M. Scott McCormack
                                          -------------------------------------
                                    Name:    M. Scott McCormack
                                    Title:   Vice President


                                    PRIVATE EQUITY CO-INVEST LTD.


                                    By:      VBTC Management, Ltd.
                                    Its:     Sole Director


                                    By:           /s/ John Arnold
                                          -------------------------------------
                                    Name:    John Arnold
                                    Title:   Chairman


                                    BOULDER VENTURES III (ANNEX), L.P.


                                    By:           /s/ Andrew E. Jones
                                          -------------------------------------
                                    Name:    Andrew E. Jones
                                    Title:   Partner


                                    MICROSOFT CORPORATION


                                    By:           /s/ Bruce Jaffe
                                          -------------------------------------
                                    Name:    Bruce Jaffe
                                    Its:     Director - Corporate Development


                                             /s/ Waldemar Fernandez
                                    -------------------------------------------
                                    Waldemar Fernandez



                                             /s/ Ken Gavranovic
                                    -------------------------------------------
                                    Ken Gavranovic


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